                                                                   Exhibit 10.1


                              FOURTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (as amended by amendments thereto dated November 17, 1995, March 20, 1996 and June 28, 1996, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Fourth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Ratification. Except as expressly modified by this Fourth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  September 13, 1996

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                         as sole General Partner of the
                                         Partnership


                                    By:       /s/ Johannson L. Yap
                                       -----------------------------------------
                                              Johannson L. Yap,
                                              Senior Vice President/Acquisitions

                                                                      EXHIBIT 1B

                              SCHEDULE OF PARTNERS
                              --------------------





GENERAL PARTNER                                       NUMBER OF UNITS
-----------------------------------                   ---------------
First Industrial Realty Trust, Inc.                     24,137,881



LIMITED PARTNERS
----------------

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                                  137,489

Robert W. Bennett                                           36,476

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                           8,187

Michael W. Brennan                                           7,587

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Benjamin Dure Bullock                                      770

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Christine Laurel Bullock                                   770

Edward Burger                                                9,261

Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                                          12,611

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                                   144,296

Robert L. Denton                                             6,286

Henry E. Dietz Trust UA Jan 16 81                           36,476



LIMITED PARTNERS                                     NUMBER OF UNITS
----------------                                     ---------------



W. Allen Doane TR of the W. Allen
Doane Trust UA May 31, 91                                   4,416

Timothy Donohue                                             2,000

Farlow Road Associates Limited Partnership                  2,751

Thelma C. Gretzinger Trust                                    450

Clay Hamlin & Lynn Hamlin JT TEN WROS                      15,159

Highland Associates Limited Partnership                    69,039

Robert W. Holman Jr.                                      150,134

Steven B. Hoyt                                            250,000

Frederick K. Ito                                            3,880

Michael W. Jenkins                                          8,831

Peter Kepic                                                 9,261

Paul T. Lambert                                            39,737

Lambert Investment Corporation                             13,606

LGR Investment Fund Ltd                                    22,556

Duane Lund                                                 13,617

Eileen Millar                                               2,880

Linda Miller                                                2,000

Peter Murphy                                               56,184

Anthony Muscatello                                         81,654

North Star Associates Limited Partnership                  19,333

Arden O'Connor                                             63,845



LIMITED PARTNERS                                       NUMBER OF UNITS
----------------                                       ---------------

Peter O'Connor                                              118,281

Shidler Equities LP                                         254,541

Eduardo Paneque                                               2,000

Partridge Road Associates Limited Partnership                 2,751

James C. Reynolds                                            38,697

Shadeland Associates Limited Partnership                     42,976

Shadeland Corporation                                         4,442

Jay H. Shidler                                               65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                       1,223

Michael B. Slade                                              2,829

Kevin Smith                                                  13,571

Robert Stein                                                 56,778

S. Larry Stein                                               56,778

Jonathan Stott                                              182,126

Michael T. Tomasz                                            23,868

Mark S. Whiting                                              25,206

Holman/Shidler Investment Corporation                        22,079




                                                                      SCHEDULE 1




Additional
Limited Partners      Number of Units  Capital Contribution
--------------------  ---------------  --------------------

TROTWOOD INDUSTRIAL
PARK                           29,056           $689,221.75


                                                                      SCHEDULE 2



Transferor            Transferee      Number of Units
----------            ----------      ---------------

TROTWOOD INDUSTRIAL
PARK                  ROBERT STEIN             14,528
TROTWOOD INDUSTRIAL
PARK                  S. LARRY STEIN           14,528
